UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2012

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The TripAdvisor, Inc. (the “Company”) annual meeting of stockholders was held on June 26, 2012 (the “Annual Meeting”). According to the inspector of elections, stockholders present in person or by proxy voted on each proposal presented as follows:

Proposal 1—Election of directors. The stockholders elected ten directors of the Company, seven of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and three of whom were elected by holders of common stock only (“Common Stock Nominees”), and, each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Combined Stock Nominees
Barry Diller	211,346,203	16,428,890	7,335,571
Stephen Kaufer	212,891,128	14,833,965	7,335,571
William R. Fitzgerald	216,430,976	11,344,117	7,335,571

Victor A. Kaufman	216,442,712	11,332,381	7,335,571
Dara Khosrowshahi	216,453,773	11,321,320	7,335,571
Michael P. Zeisser	215,293,894	12,481,199	7,335,571
Sukhinder Singh Cassidy	227,043,664	731,429	7,335,571
Common Stock Nominees
Jonathan F. Miller	97,599,363	2,175,740	7,335,571
Jeremy Philips	97,614,981	2,160,122	7,335,571
Robert S. Wiesenthal	97,614,383	2,160,720	7,335,571

Proposal 2—Ratification of appointment of independent registered public accounting firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
235,052,809	45,945	11,910	0

Proposal 3—Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
226,530,143	628,562	616,388	7,335,571

Proposal 4—Approval, on an advisory basis, of the frequency of future advisory resolutions to approve the compensation of the Company’s named executive officers. The stockholders recommended, on an advisory basis, a a frequency of every three years for the advisory vote on the compensation of the Company’s named executive officers. Stockholders voted as follows:

1 Years	2 Years	3 Years	Abstain	Broker Non-Votes
43,842,912	85,987	183,744,049	102,145	7,335,571

Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Company intends to hold an advisory vote on executive compensation every three years, until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

By:	/s/ SETH J. KALVERT
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

Dated: June 28, 2012